UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2020

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, on November 11, 2019, Akebia Therapeutics, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with Keryx Biopharmaceuticals, Inc. as guarantor (“Keryx”), BioPharma Credit PLC as collateral agent and a lender (the “Collateral Agent”), and BioPharma Credit Investments V (Master) LP as a lender (“BioPharma Credit”), and a Guaranty and Security Agreement with Keryx and the Collateral Agent (the “Guaranty and Security Agreement”). The Collateral Agent subsequently transferred its interest in the term loans, solely in its capacity as a lender, to its affiliate, BPCR Limited Partnership (“BCPR”, and together with “BioPharma Credit”, the “Lenders”).

Pursuant to the Loan Agreement, the Lenders agreed to make certain term loans to the Company, subject to the terms and conditions set forth in the Loan Agreement, in an aggregate principal amount of $100.0 million, comprised of: (i) an $80.0 million senior secured term loan, which was funded on November 25, 2019, and (ii) subject to the satisfaction of certain customary conditions, and at the option of the Company, an additional senior secured term loan in an aggregate principal amount of up to $20.0 million (“Tranche B Loan”), available until December 31, 2020.

On December 10, 2020, consistent with the Company’s plans, the Company drew down the full $20 million available under the Tranche B Loan pursuant to the terms and conditions described under “Note 11 – Debt – Term Loans” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, which description is incorporated by reference herein.

The foregoing disclosures do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement and the Guaranty and Security Agreement, copies of which are filed as Exhibits 10.62 and 10.63, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on March 12, 2020 with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: December 15, 2020	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer